UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

CQENS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55470	27-1521407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 S Green Valley Parkway

Suite 343

Henderson, NV 89012

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code: 702-661-2404

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 3(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 5, 2026, CQENS Technologies Inc. (the “Company”), appointed the following individuals to serve as officers of the Company as follows: (i) Markus Bonke - Chief Operating Officer; (ii) Titus Wouda Kuipers - Chief Commercial Officer; (iii) Ged Shudall - Chief Technology Officer; and (iv) William Bartkowski - Chief Administrative Officer. In addition to his new appointment as Chief Administrative Officer, Mr. Bartkowski will continue in his role as Corporate Secretary.

The new officers are currently serving the Company at will for compensation to be determined. The Company may enter into employment agreements with such individuals in the future.

There are no arrangements or understandings between the newly-appointed and currently-serving officers and any other persons, pursuant to which they were selected in their roles, no family relationships among any of the Company’s directors or executive officers and the officers, and there are no related party transactions involving the officers that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 5, 2026, the Company. distributed a letter to its shareholders of record as of March 5, 2026 providing a review of the company’s recent developments and overview and update on the Company’s plan of operations. A copy of this letter is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit Description

99.1	Letter to Shareholders dated March 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CQENS TECHNOLOGIES INC.

Date: March 5, 2026	By:	/s/ William P. Bartkowski
William P. Bartkowski, Chief Administrative Officer